EXHIBIT 32


                               SARBANES-OXLEY ACT
                            SECTION 906 CERTIFICATION

         I certify that the Annual Report for the Reliv' International, Inc. 401(k) Plan on Form 11-K containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)) and that information contained in the Annual Report on Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Plan.

                                   RELIV' INTERNATIONAL, INC. 401(k) PLAN


                                   By:  /s/ Robert L. Montgomery
                                        ----------------------------
                                        Robert L. Montgomery, Trustee

                               SARBANES-OXLEY ACT
                            SECTION 906 CERTIFICATION

         I certify that the Annual Report for the Reliv' International, Inc. 401(k) Plan on Form 11-K containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)) and that information contained in the Annual Report on Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Plan.

                                   RELIV' INTERNATIONAL, INC. 401(k) PLAN


                                   By:  /s/ David G. Kreher
                                        ----------------------------
                                        David G. Kreher, Trustee

                               SARBANES-OXLEY ACT
                            SECTION 906 CERTIFICATION


         I certify that the Annual Report for the Reliv' International, Inc. 401(k) Plan on Form 11-K containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)) and that information contained in the Annual Report on Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Plan.

                                   RELIV' INTERNATIONAL, INC. 401(k) PLAN


                                   By:  /s/ Stephen M. Merrick
                                        ---------------------------
                                        Stephen M. Merrick, Trustee